UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:  January 27, 2006
(Date of earliest event reported)

                      Banc of America Mortgage 2006-A Trust
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           (Exact name of issuing entity as specified in its charter)

                    Banc of America Mortgage Securities, Inc.
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              (Exact name of depositor as specified in its charter)

                      Banc of America, National Assocation
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               (Exact name of sponsor as specified in its charter)

          New York                   333-118843-48               Applied For
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(State or other jurisdiction     (Commission File No.          (IRS Employer
      of incorporation            of issuing entity)         Identification No.
      of issuing entity)                                     of issuing entity)

214 North Tryon Street, Charlotte, North Carolina                  28255
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Address of principal executive offices                            (Zip Code)

Depositor's telephone number, including area code  (704) 387-8239
                                                  ------------------------------

            201 North Tryon Street, Charlotte, North Carolina 28255
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

            Attached as Exhibit 4.1 is the pooling and servicing agreement, dated January 27, 2006 (the "Pooling and Servicing Agreement"), among Banc of America Mortgage Securities, Inc. (the "Company"), as depositor, Bank of America, National Association, as servicer, and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement governs the Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2006-A (the "Certificates"), issued on January 27, 2006, including (i) the Class 1-A-1, Class 1-A-2, Class 1-A-R, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 4-A-1 and Class 4-A-2, Class B-1, Class B-2 and Class B-3 Certificates (the "Senior Certificates"), having an aggregate initial class balance of $309,988,100, (ii) the Class B-1, Class B-2 and Class B-3 Certificates (the "Public Subordinate Certificates"), having an aggregate initial class balance of $10,307,000 and (iii) the Class B-4, Class B-5 and Class B-6 Certificates (the "Private Certificates"), having an aggregate initial class balance of $1,771,620.

            The Senior Certificates were sold to Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. ("Bear, Stearns") and Lehman Brothers Inc. ("Lehman and collectively with BAS and Bear, Stearns, the "Senior Underwriters"), pursuant to a senior underwriting agreement, dated January 25, 2006 (the "Senior Underwriting Agreement"), among the Company, Bank of America, National Association and BAS, as representative of the Underwriters. A copy of the Senior Underwriting Agreement is attached as Exhibit 1.1.

            The Public Subordinate Certificates were sold to BAS, pursuant to a subordinate underwriting agreement, dated January 25, 2006 (the "Subordinate Underwriting Agreement"), among the Company, Bank of America, National Association and BAS. A copy of the Subordinate Underwriting Agreement is attached as Exhibit 1.2.

            The Private Certificates were privately issued.

            The mortgage loans underlying the Certificates were purchased by the Company from Bank of America, National Association pursuant to a mortgage loan purchase agreement, dated January 27, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and Bank of America, National Association. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

            (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (1.1) Senior Underwriting Agreement, dated January 25, 2006, among the Company, Bank of America, National Association and BAS, as representative of the Underwriters.

      (1.2) Subordinate Underwriting Agreement, dated January 25, 2006, among the Company, Bank of America, National Association and BAS.

      (4.1) Pooling and Servicing Agreement, dated January 27, 2006, among Banc of America Mortgage Securities, Inc., Bank of America, National Association and Wells Fargo Bank, N.A., as trustee.

      (4.2) Mortgage Loan Purchase Agreement, dated January 27, 2006, between Banc of America Mortgage Securities, Inc. and Bank of America, National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BANC OF AMERICA MORTGAGE SECURITIES, INC.


January 27, 2006



                                    By:    /s/ Judy Lowman
                                        -------------------------------------
                                        Name:  Judy Lowman
                                        Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                                     Description
-----------                                     -----------

      (1.1) Senior Underwriting Agreement, dated January 25, 2006, among the Company, Bank of America, National Association and BAS, as representative of the Underwriters.

      (1.2) Subordinate Underwriting Agreement, dated January 25, 2006, among the Company, Bank of America, National Association and BAS.

      (4.1) Pooling and Servicing Agreement, dated January 27, 2006, among Banc of America Mortgage Securities, Inc., Bank of America, National Association and Wells Fargo Bank, N.A., as trustee.

      (4.2) Mortgage Loan Purchase Agreement, dated January 27, 2006, between Banc of America Mortgage Securities, Inc. and Bank of America, National Association.